iShares®

iShares Trust

Supplement dated April 1, 2021 (the “Supplement”)

to the Statement of Additional Information (the “SAI”),

dated March 1, 2021 (as revised April 1, 2021),

for the iShares U.S. Treasury Bond ETF (GOVT) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the SAI for the Fund.

Effective immediately, the section of the Fund’s SAI entitled “Investment Adviser” is amended to add the following footnote to “iShares U.S. Treasury Bond ETF” in the table on pages 97 and 98 of the SAI:

12 Effective April 1, 2021, the management fee for the iShares U.S. Treasury Bond ETF is 0.05%. Prior to April 1, 2021, the management fee for the iShares U.S. Treasury Bond ETF was 0.15%.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-GOVT-0421

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